Fees Summary	Aug. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,051,967.50
Previously Paid Amount	0.00
Total Fee Amount	2,907.28
Total Offset Amount	0.00
Net Fee	$ 2,907.28